NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE TRUEYOU.COM INC.

         THIS INSTRUMENT IS SUBJECT TO THE SUBORDINATION AGREEMENT DATED AS OF DECEMBER 22, 2006, AMONG VICIS CAPITAL MASTER FUND LLC, KLINGER INVESTMENTS LLC, ANDREW D. LIPMAN, RICHARD RAKOWSKI, GERARD DEBIASI, JAMES BENEDICT, DAN RICHARDSON, AMAL DEVANI, CSFN I LLC AND JOHN BRUGMANN (THE "SENIOR SUBORDINATED LENDERS"), WHICH, AMONG OTHER THINGS, CONTAINS PROVISIONS SUBORDINATING THE OBLIGATIONS OF THE MAKER OF THIS INSTRUMENT TO THE PAYEE HEREOF TO SUCH MAKER'S OBLIGATIONS TO THE SENIOR LENDER, TO WHICH PROVISIONS EACH HOLDER OF THIS INSTRUMENT, BY ACCEPTANCE HEREOF, AGREES.

                       SENIOR SUBORDINATED PROMISSORY NOTE

$3,000,000                                                     December 22, 2006



         FOR VALUE RECEIVED, the undersigned, TRUEYOU.COM INC., a Delaware corporation (the "DEBTOR"), hereby promises to pay to the order of Vicis Capital Master Fund LLC, Klinger Investments LLC, Andrew D. Lipman, Richard Rakowski, Gerard DeBiasi, James Benedict, Dan Richardson, Amal Devani, CSFN I LLC and John Brugmann (collectively, "HOLDERS"), the sum of THREE MILLION DOLLARS ($3,000,000) as set forth on EXHIBIT A hereto (such principal amount, together with all accrued but unpaid interest and any other amounts due hereunder, the "DEBT"), all as provided in this senior subordinated promissory note (the "NOTE"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement (as defined below).

         1. INTEREST; PRINCIPAL AMOUNT AND PAYMENT; FEES. The Debt shall bear interest on the unpaid principal balance thereof outstanding from time to time and until such principal balance is repaid in full, at an annual rate equal to twelve percent (12%) per annum of which 6% shall be paid in cash monthly, commencing 30 days from the closing and the balance of 6% paid in kind and shall be compounded annually and paid on the Maturity Date; PROVIDED, HOWEVER, that in the event that an Event of Default shall have occurred and be continuing (or would have occurred and been continuing but for the proviso to the definition of the term "Event of Default" set forth in Section 5 hereof), the cash interest rate to be paid shall be increased to 8% per annum. For the purposes hereof, the term "Maturity Date" shall mean the earliest of (i) December 31, 2009, and (ii) the first date on which any mandatory prepayment is payable under Section 1.4 of the Loan Agreement (as hereinafter defined).

         Under no circumstances shall the Debtor be charged more than the highest rate of interest that lawfully may be charged by the Holders and paid by the Debtor on the Debt. It is, therefore, agreed that if at any time interest on the Debt would otherwise exceed the highest lawful rate, only such highest lawful rate will be paid by the Debtor. Should any amount be paid by the Debtor in excess of such highest lawful amount, such excess shall be deemed to have been paid in reduction of the principal sum due hereunder.

         In the event that the holders of Senior Liabilities shall receive any fee or charge (not constituting a part of the principal amount of the Senior Liabilities or interest accrued thereon) in connection with any waiver by such holders of any Event of Default (as defined in the Purchase Agreement referred to in the Subordination Agreement referred to below), then the Holders shall be entitled to receive (pro rata in accordance with their respective percentages set forth in Exhibit A hereto) an amount equal in the aggregate to the product of the amount of such fee or charge multiplied by a fraction, the numerator of which is equal to the outstanding principal amount of this Note and the denominator of which is equal to the then outstanding principal amount of the Senior Liabilities, provided, that, in the event that such payment shall be made in cash (rather than in the form of equity securities or instruments convertible into or exchangeable for equity securities) such amount shall not be paid until the Maturity Date.

         2. CONVERSION. In the event that the Debtor agrees to consummate a Threshold financing (as defined in the Loan Agreement) at any time prior to the Maturity Date, each Holder may elect (but shall have no obligation unless it does so elect), to convert the entire principal amount due to such Holder under this Note (along with accrued interest thereon and all other amounts then due hereunder), into shares of the equity securities issued in such transaction at the lowest price per share paid in such financing and otherwise upon the same terms and conditions of the Threshold financing.

         3. PREPAYMENTS. The Debt may be prepaid at any time, in whole or in part, without penalty or premium, on three (3) days prior written notice, subject in all cases to the Subordination Agreement (as hereinafter defined). The Debt (or a portion thereof, as the case may be), is subject to mandatory prepayment under Section 1.4(b) of the Loan Agreement. All payments on this Note shall be allocated among the Holders in their respective portions of this Note as set forth in EXHIBIT A hereto or as otherwise agreed by the Holders.

         4. LOAN AGREEMENT. This Note is issued pursuant to and is governed by the terms of that certain Loan Agreement of even date herewith between the Holders and the Debtor (as amended from time to time, the "LOAN AGREEMENT").

         5. DEFAULTS. Each of the following events shall constitute a default under this Note (each, an "EVENT OF DEFAULT"), PROVIDED that the rights of the Lenders upon the occurrence of an Event of Default shall be limited as set forth in Section 7 of the Subordination Agreement.

                  (a) any default (whether in whole or in part) shall occur in the payment of any amount payable under this Note;

                  (b) the occurrence of any Event of Default under the Loan Agreement;

                  (c) the Debtor or any Guarantor shall become unable, fail generally or admit in writing its inability to pay its debts as they become due;

                  (d) the Debtor or any Guarantor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (e) of this Section 5, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Debtor or any Guarantor or for all or a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (e) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Debtor or any Guarantor or its debts, or of all or a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Debtor or any Guarantor or for all or a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (f)  the  Debtor  or  any  Guarantor  dissolves,   liquidates,
winds-up, or sells or otherwise disposes of all or substantially all of its business or assets;

                  (g) any event or condition shall occur that results in any Indebtedness of the Debtor or any Guarantor exceeding in the aggregate $500,000 becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Indebtedness or any trustee or agent on its or their behalf to cause any such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

                  (h) one or more judgments for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against the Debtor or any Guarantor, or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Debtor or any Guarantor to enforce any such judgment; or

                  (i) any Guaranty of a Guarantor ceases to be in full force and effect or any Guarantee of a Guarantor is declared to be null and void and unenforceable or any Guarantee of a Guarantor is found to be invalid or any Guarantor denies its liability under its Guarantee.

         6. REMEDIES UPON AN EVENT OF DEFAULT.

                  (a) If any Event of Default  described  in clause (d),  (e) or
(f) of Section 5 shall have occurred (taking into account all grace periods), the principal on and under this Note then outstanding, together with accrued interest thereon and all fees and other obligations of the Debtor accrued hereunder and under the other Financing Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Debtor.

                  (b) If any other Event of Default described in Section 5 shall have occurred (which, for clarity, is after taking into account all grace periods set forth in Section 5), and at any time thereafter during the continuance of such Event of Default, the Majority Lenders may, by notice to the Debtor, declare the principal on and under this Note to be due and payable in whole, and thereupon the principal on and under this Note, together with accrued interest thereon and all fees and other obligations of the Debtor accrued hereunder and under the other Financing Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Debtor and the Guarantors.

                  (c) No course of dealing and no delay on the part of any Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Note or by any other Financing Document upon any Holder shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise

                  (d) The Debtor will deliver written notice of the occurrence of any Event of Default under this Note or any other Financing Document within three (3) business days following the occurrence of such Event of Default.

         7. SUBORDINATION OF PRINCIPAL AND INTEREST.

                  (a) Notwithstanding anything to the contrary contained in this Note, the Debtor and the Holders agree that the indebtedness evidenced by this Note and all payments of principal, interest and all other amounts due under this Note are expressly subordinated and junior in right of payment in full of all indebtedness in favor of Laurus Master Fund, Ltd. upon the terms and conditions set forth in the Subordination Agreement dated the date hereof by and among Laurus Master Fund, Ltd., the Holders, the Debtor and others (the "Subordination Agreement"), and all rights and remedies of the Holders hereunder or under the other Financing Documents or at law or in equity shall be subject in all respects to the provisions of the Subordination Agreement until all Senior Liabilities (as therein defined) shall have been indefeasibly paid in full in cash.

         8. OBLIGATIONS ABSOLUTE. The Debtor acknowledges that this Note and the Debtor's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreement or circumstances of any nature whatsoever that might otherwise constitute a defense to this Note or the obligation of the Debtor under this Note. This Note sets forth the entire agreement and understanding of the Holders and the Debtor, and the Debtor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the obligations of the Debtor under this Note in any action or proceeding brought by the Holders to collect the indebtedness evidenced hereby, or any portion thereof.

         9. NOTICES. All notices or other communications to be given hereunder shall be in writing and sent in accordance with the Loan Agreement.

         10. COSTS AND EXPENSES. The Debtor shall be responsible to pay or reimburse any and all reasonable costs and expenses incurred by the Holders in connection with the enforcement and collection of this Note. Such payment shall be due and payable on the Maturity Date or on any date that the Debtor satisfies its payment obligations hereunder.

         11. AMENDMENT. No provision of this Note may be changed, modified, waived or released, unless it is in writing and signed by the Debtor and the Holders.

         12. WAIVERS. Presentment for payment, notice of dishonor, protest and notice of protest are hereby each waived by the Debtor. Any other waiver or consent respecting this Note shall be effective only if in writing and signed by the Holders and then only in the specific instance and for the specific purpose for which given. No such other waiver or consent shall be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of the Holders at any time or times to require performance of, or to exercise its rights with respect to, any term or provision of this Note in no manner shall affect its right at a later time to enforce any such term or provision. No notice to or demand on the Debtor in any case shall entitle such party to any other or further notice or demand. All rights, powers, privileges, remedies and other interests of the Holders under this Note and applicable law are cumulative and not alternatives.

         13. VENUE. DEBTOR IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE OR THE OTHER FINANCING DOCUMENTS, MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. DEBTOR, BY THE EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING, AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN THIS NOTE. DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR

BASIS. DEBTOR SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS NOTE SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF HOLDERS TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST DEBTOR IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

         14. GOVERNING LAW. This Note has been executed, delivered and accepted in the State of New York and shall be construed in accordance with and governed by the internal laws of the State of New York.

         IN WITNESS WHEREOF, the Debtor has executed and delivered this Senior Subordinated Promissory Note as of the date first written above.

                                       TRUEYOU.COM INC.



                                       By:
                                            ------------------------------------
                                              Name:

                                              Title:

                                    EXHIBIT A

---------------------------------- --------------------- -----------------------
Vicis Capital Master Fund LLC                  $500,000               5,000,000
---------------------------------- --------------------- -----------------------
Klinger Investments LLC                        $650,000               2,904,762
---------------------------------- --------------------- -----------------------
Andrew D. Lipman                               $200,000                 893,773
---------------------------------- --------------------- -----------------------
Richard Rakowski                               $850,000               3,798,534
---------------------------------- --------------------- -----------------------
Gerard DeBiasi                                 $100,000                 446,886
---------------------------------- --------------------- -----------------------
James Benedict                                  $75,000                 335,165
---------------------------------- --------------------- -----------------------
Dan Richardson                                  $75,000                 335,165
---------------------------------- --------------------- -----------------------
Amal Devani                                    $150,000                 670,330
---------------------------------- --------------------- -----------------------
CSFN I LLC                                     $300,000                     -0-
---------------------------------- --------------------- -----------------------
John Brugmann                                  $100,000               1,000,000
---------------------------------- --------------------- -----------------------